MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Corporate Presentation December 1, 2017 Exhibit 99.1

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q2 2017 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES NASDAQ : MNTX

Why We are Here Today-Investment Considerations IMPROVING OUTLOOK for 2017 as recovery begins to accelerate: Announced backlog of $50.3 million (9/30/17), growth of 60.8% over 12/31/16; 6% higher, sequentially Production is expected to steadily increase along with revenues, margins, and EBITDA throughout the year and into next DELEVERAGING strategy includes divestitures and portfolio adjustments Steady increase in MARKET SHARE in straight-mast cranes last 5 years; potential to take market share for knuckle boom cranes via PM Over first 3 quarters of 2017 industry orders are up 60% year to date Orders in third quarter were up 105% vs same quarter a year ago During third quarter, Manitex share grew 10 percentage points vs. same quarter last year Year to date market share inceased 4 percentage points vs. last year Last cyclical peak for PM and Manitex was OVER $350M in net sales and approximately $45 million in EBITDA; potential EARNINGS POWER now exceeds prior peak level; product mix has changed the margin profile away from low-margin materials handling businesses to primarily crane businesses NASDAQ : MNTX3

Recent Headlines- New Orders, Dealer Additions, New Products NASDAQ : MNTX4 October 30, 2017, Manitex International Welcomes Tampa Crane & Body as Knuckle Boom Distributor in Florida October 18, 2017, Manitex International, Inc. Expands North American Product Line with A62, trolley boom loader, and other new products ($20M in incremental 2018 sales potential) October 4, 2017, Manitex International, Inc. Announces $12 Million New Crane Order Taken at ICUEE 2017 October 2, 2017, Manitex International Welcomes Western Pacific Crane & Equipment to PM Knuckle boom Dealer Network September 18, 2017, Manitex International Welcomes Walter Payton Power Equipment to Knuckle boom Dealer Network July 20, 2017, Manitex International, Inc. Announces €1.5 Million in New Orders for PM Truck-Mounted Knuckle boom Cranes

MANITEX INTERNATIONAL: OVERVIEW Manitex International is a leading provider of straight-mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are sold through independent dealers, worldwide. NASDAQ : MNTX

Our Primary Products- Straight-mast and Knuckle Boom Cranes NASDAQ : MNTX

Knuckle Booms vs. Straight-mast Cranes Knuckle booms—PM Cranes End-Markets: Construction, logistics, utility, energy, military, rail Lifting Capacity: 1 – 80 US tons (1-250 T-M) Estimated 2017 Unit Volume (market): 50,000 Features: Material carrying capability, ease of use, broad market usage NASDAQ : MNTX7 Straight Mast—Manitex Cranes End Markets: Construction, utility, energy, rental, mining, advertising, railroad Lifting Capacity: 17 – 70 US tons Estimated 2017 Unit Volume (market): 2,000 Features: High lifting range, diverse end-market applications

Sales Increase and Margin Expansion in 2017 and Beyond Sales: Crane backlog growth should add gradually to Manitex International sales throughout 2017 Peak level for remaining businesses* was > $350M (and EBITDA of approx. $45M) Run rate sales for remaining businesses* of just over $200M * Remaining businesses = Manitex, C&M, Badger, Sabre, and Valla; and PM and O&S Margin Profile Improves in 2017 from non-crane divestitures with <4% EBITDA margin: Sales reduction $90M EBITDA reduction $4M Over $15 million in cost reductions achieved through sourcing and operating efficiency initiatives 2015-2017 10%-Plus EBITDA margin goal with continued crane market recovery and execution NASDAQ : MNTX8

LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST Approximate 15 ppt market share gain over past 5 years while more broadly diversifying tonnage penetration Important new products within the past 24 months in the 20, 22, 30, and 40 ton classes Increased penetration of 40, 45 and 50 ton cranes with aerial work platforms for utility, telecom and wind construction/maintenance Peak level total Manitex Straight Mast Sales was $130M NASDAQ : MNTX 2017 industry orders and forecasted shipments increasing due to used equipment market normalization and strength in the construction, utility, and energy sectors Order activity in YTD ’17 54% for cranes over 30 tons and 45% for cranes less than 30 tons Boom truck cranes typically less expensive than rough terrain and all terrain cranes

THE KNUCKLE BOOM MARKET $2.3 Billion Globally (Management Estimates) North American Knuckle Boom market is growing Large Market of $2.3 BN far exceeds the size of the straight-mast boom truck market (global) PM has a geographically diverse customer base Opportunity to increase PM Group’s No. American market presence through Manitex’s distribution network $400 North America Knuckle boom Market Worldwide Sales (US$, millions) Western Europe Eastern Europe North America South America Rest of World $13 North America $24 PM Group TTM Revenues (US$, millions) NASDAQ : MNTX $15 Principal Industry Participants PM Peak level sales of $150 Million in 2008

REPLACEMENTS PARTS&SERVICE Consistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Automated proprietary system implemented in principal operations NASDAQ : MNTX

OPERATING COMPANIES Products, End Market, Drivers Straight-mast boomtrucks and cranes Sign cranes Parts Power transmission Industrial projects Infrastructure development Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors Product development NASDAQ : MNTX Knuckle boom cranes Truck-mounted Aerial Platforms Construction Infrastructure Utilities Growing acceptance of knucklebooms in North American markets Oil and gas exploration creating demand Product development Precision pick & carry cranes Automotive Chemical / petrochemical Infrastructure development Aerospace Construction Strong end market demand for specialized, competitively differentiated products Environmental (electric) or hazardous (spark free) developments Product development Rough terrain cranes Specialized construction equipment Parts Railroad Construction Refineries Municipality Equipment replacement cycle in small tonnage flexible cranes for refinery market More efficient product offering across end markets Specialized equipment for liquid storage & containment 8,000-21,000 gallon capacities Energy Petrochemical Waste management Reputation for quality & innovation Serves a market of over $1B annually

EXPERIENCED MANAGEMENT TEAM David Langevin, Chairman & CEO 20+ years principally with Terex Michael Schneider, CFO 25+ years in financial operations, Formerly with Ernst & Young Steve Kiefer, President 25+ years principally with Eaton Corp. and Hendrickson International Scott Rolston, SVP Strategic Planning 30+ years principally with Manitex and Manitowoc Jim Peterson, Executive Vice President, Operations 35+ years in manufacturing operations Luigi Fucili, CEO PM Group 10+ years principally with PM Group NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW December 1, 2017

FINANCIAL SUMMARY SNAPSHOT Key Statistics $000, except % as adjusted 2017* 2013*** 2012*** Revenues Range : $180M - $200M $245,072 $205,249 Gross Margin (%) Range: 18% -20% 19.0% 19.7% Adjusted EBITDA Range: $15M - $17M $21,483 $17,957 Adj. EBITDA Margin (%) Range: 8.3% - 8.5% 8.8% 8.7% Adjusted Net income Range: $1.5M - $3.0M $10,178 $8,077 Backlog $50.3M (as of 9/30/17) $77,281 $130,352 *Expected ranges exclude ASV, and all other divested properties as of 5/17/17 and subject to restatement **Debt is per 6/30 filings that are in process of being restated (8-K, November 10, 2017) ***Reported results, prior to ASV and PM transactions Stock Price (11/30/17) $8.31 /share Market Cap (11/30/17) $137.9 M Total Ent. Value (11/10/17)** $227.5 M Ticker / Exchange MNTX/NasdaqCM Basic Shares (6/30/17) 16.6 M Diluted Shares (6/30/17) 16.6 M Total NET Debt (6/30/17)** $ 89.5 M Capitalization NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) December 1, 2017 David Langevin,CEO 708-237-2060 dlangevin@manitex.com Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 pseltzberg@darrowir.com